UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2006 (September 15, 2006)

UAP HOLDING CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 15, 2006, UAP Holding Corp. (the “Company”), pursuant to the direction and approval of the Compensation Committee of the Board of Directors of the Company, granted 2,150 restricted stock units (the “Director Restricted Stock Units”) to each non-executive director of the Company. The Director Restricted Stock Units were granted pursuant to the Company’s 2004 Long-Term Incentive Plan and are evidenced by a restricted stock unit agreement (the “Director Restricted Stock Unit Agreement”). The Director Restricted Stock Units vest immediately upon grant. A form Director Restricted Stock Unit Agreement for non-executive directors is attached hereto as Exhibit 1.01 and is incorporated herein by reference.

On April 8, 2005, as previously disclosed in the Company’s Form 10-K filed on May 27, 2005, pursuant to the direction and approval of the Compensation Committee of the Board of Directors of the Company, 246,975 restricted stock units (the “2005 Restricted Stock Units”) were granted to certain employees and management pursuant to the Company’s 2004 Long-Term Incentive Plan and are evidenced by a restricted stock unit agreement (the “2005 Restricted Stock Unit Agreement”). The 2005 Restricted Stock Units vest ratably over four years, 25% on each of the four anniversaries of the grant date. A form 2005 Restricted Stock Unit Agreement is attached hereto as Exhibit 1.02 and is incorporated herein by reference.

On April 8, 2006, as previously described in the Company’s Form 10-K filed on May 12, 2006, pursuant to the direction and approval of the Compensation Committee of the Board of Directors of the Company, 505,420 restricted stock units (the “2006 Restricted Stock Units”) were granted to certain employees and management pursuant to the Company’s 2004 Long-Term Incentive Plan. Of these 2006 Restricted Stock Units, 233,375 vest ratably over three years, 33.33% on each of the three anniversaries of the grant date, and are evidenced by a restricted stock unit agreement (the “2006 Three Year Restricted Stock Unit Agreement”), and 274,125 vest ratably over four years, 25% on each of the four anniversaries of the grant date, and are evidenced by a restricted stock unit agreement (the “2006 Four Year Restricted Stock Unit Agreement”). A form 2006 Three Year Restricted Stock Unit Agreement and a form 2006 Four Year Restricted Stock Unit Agreement are attached hereto as Exhibits 1.03 and 1.04, respectively, and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On September 20, 2006, UAP Holding Corp. issued a press release announcing the appointment of Mr. Michael E. Ducey to the Company’s Board of Directors as a Class II director (with a term expiring at the 2009 annual meeting of stockholders), effective September 15, 2006. There are no arrangements or understandings between Mr. Ducey and any other person pursuant to which he was selected as a Director of the Company. Mr. Ducey has no reportable transactions under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.01	Form of Director Restricted Stock Unit Award Agreement of UAP Holding Corp.
1.02	Form of 2005 Restricted Stock Unit Award Agreement of UAP Holding Corp.
1.03	Form of 2006 Three Year Restricted Stock Unit Award Agreement of UAP Holding Corp.
1.04	Form of 2006 Four Year Restricted Stock Unit Award Agreement of UAP Holding Corp.
99.1	Press Release dated September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP. (Registrant)

September 20, 2006

	By:	/s/ TODD A. SUKO
Todd A. Suko Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

1.01	Form of Director Restricted Stock Unit Award Agreement of UAP Holding Corp.

1.02	Form of 2005 Restricted Stock Unit Award Agreement of UAP Holding Corp.

1.03	Form of 2006 Three Year Restricted Stock Unit Award Agreement of UAP Holding Corp.

1.04	Form of 2006 Four Year Restricted Stock Unit Award Agreement of UAP Holding Corp.

99.1	Press Release dated September 20, 2006